Exhibit 10.15

EXECUTION VERSION

JOINDER AND SEVENTH AMENDMENT TO
CREDIT AND SECURITY AGREEMENTS
THIS JOINDER AND SEVENTH AMENDMENT TO CREDIT AND SECURITY AGREEMENTS (the “Amendment”), dated as of October 7, 2016, is entered into by and among DASAN ZHONE SOLUTIONS, INC. (f/k/a Zhone Technologies, Inc.), a Delaware corporation (“DZS”), ZTI MERGER SUBSIDIARY III, INC., a Delaware corporation (“ZTI”; DZS and ZTI are sometimes referred to herein individually as a “Borrower” and collectively as the “Borrowers”), PREMISYS COMMUNICATIONS, INC., a Delaware corporation (“Premisys”), ZHONE TECHNOLOGIES INTERNATIONAL, INC., a Delaware corporation, (“Zhone International”), PARADYNE NETWORKS, INC., a Delaware corporation (“Paradyne Networks”), PARADYNE CORPORATION, a Delaware corporation (“Paradyne Corporation”; Premisys, Zhone International, Paradyne Networks, and Paradyne Corporation are sometimes referred to herein individually as a “Guarantor” and collectively as the “Guarantors”), DASAN NETWORK SOLUTIONS, INC., a California corporation (“DNS”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”).
RECITALS
A.    Borrowers, Guarantors, and Lender are parties to (i) a Credit and Security Agreement, dated March 13, 2012 (as amended by that certain First Amendment to Credit and Security Agreements, dated as of March 13, 2013 (the “First Amendment”), that certain Second Amendment to Credit and Security Agreements, dated September 30, 2013 (the “Second Amendment”), that certain Third Amendment to Credit and Security Agreements, dated March 5, 2014 (the “Third Amendment”), that certain Fourth Amendment to Credit and Security Agreements, dated March 6, 2015 (the “Fourth Amendment”), that certain Fifth Amendment to Credit and Security Agreements, dated March 23, 2016 (the “Fifth Amendment”), and that certain Sixth Amendment to Credit and Security Agreements and Consent, dated September 9, 2016 (the “Sixth Amendment”), and as further amended from time to time, the “Domestic Credit Agreement”), and (ii) a Credit and Security Agreement (Ex-Im Subfacility), dated March 13, 2012 (as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and the Sixth Amendment, and as further amended from time to time, the “Ex-Im Credit Agreement”; and together with the Domestic Credit Agreement, collectively, the “Credit Agreements”). Capitalized terms used in this Amendment have the meanings given to them in the Credit Agreements unless otherwise specified in this Amendment.
B.    Lender and Borrowers now wish for Lender to (i) add DNS as a “Guarantor” and a “Loan Party” under, and as a party to, the Credit Agreements and as a “Company” under, and as a party to, the Intercompany Subordination Agreement, and (ii) amend the Credit Agreements on the terms and conditions set forth herein.
C.    Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Lender’s rights and remedies as set forth in the Credit Agreements or any other Loan Document is being waived or modified by the terms of this Amendment.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:
1.Addition and Joinder of DNS.
1.1    Upon the date and effectiveness of this Amendment, Borrowers, Guarantors and Lender agree that DNS shall be deemed to be a “Guarantor” and a “Loan Party” under the Credit Agreements and the other Loan Documents.
1.2    Upon the date and effectiveness of this Amendment, DNS agrees (i) that it shall be deemed to be a party to the Credit Agreements as a “Guarantor” and a “Loan Party” thereunder and a party to the Intercompany Subordination Agreement as a “Company” thereunder, (ii) each reference to “Guarantor” and “Loan Party” in any Loan Document shall be deemed to include DNS, (iii) subject to Annex A attached to this Amendment, that it shall be deemed to have made all of the representations and warranties of a “Guarantor” and a “Loan Party” under the Credit Agreements (and, with respect to any such representations and warranties that are made as of the Closing Date, DNS shall be deemed to have made such representations and warranties as to itself (as a Guarantor or Loan Party) as of the date of this Amendment) and to have agreed to be bound, jointly and severally with all other “Guarantors”, “Loan Parties” and “Companies”, as applicable, by all of the conditions, obligations, appointments, covenants, representations, warranties and other agreements of a “Guarantor”, “Loan Party” and “Company” under and as set forth in the Credit Agreements, this Amendment and the Intercompany Subordination Agreement, as applicable, and (iv) to promptly execute all further documentation, amendments, supplements, schedules, agreements and/or financing statements reasonably required by Lender consistent with and in furtherance of the Credit Agreement, the other Loan Documents and this Amendment. Without limiting the generality of the foregoing, DNS hereby unconditionally grants, assigns, and pledges to Lender for the benefit of Lender and each Bank Product Provider, to secure payment and performance of the Obligations, a continuing security interest in and Lien on all of DNS’s right, title, and interest in and to the Collateral, as security for the payment and performance of all Obligations.
2.    Amendments to Credit Agreements. The Credit Agreements are amended as follows:
2.1    General.
(a)    Each reference to “Subsidiary”, “Subsidiary’s”, “Subsidiaries”, and “Subsidiaries’” in the Credit Agreements and the Exhibits and Schedules thereto shall include DNS and its Subsidiaries except that such references that appear in Sections 2.4(f)(ii) through (iv), 6.14, 7.5, 7.7(a)(i), 7.11(b), 7.16, 7.17 and 9.3 through 9.7 of the Credit Agreements, Schedule 6.2 to the Credit Agreements, and Sections 5.2(b)(ii), 5.6, 5.15 and 5.29 of Exhibit D to the Credit Agreements are hereby replaced with references to “Restricted Subsidiary”, “Restricted Subsidiary’s”, “Restricted Subsidiaries”, and “Restricted Subsidiaries’”, respectively.

(b)    Notwithstanding anything to the contrary contained in the last sentence of paragraph b. of Schedule 1.1 to the Credit Agreements or Section 1.1(b) of the Third Amendment: (i) the phrase “Borrowers’ consolidated net income (or loss)” in the definition of “EBITDA” is hereby replaced with the phrase “Borrowers’ consolidated net income (or loss) (excluding the consolidated net income (or loss) of DNS and any DNS Subsidiary)”, (ii) each reference to “each Borrower and its Subsidiaries” in the definition of “Excess Availability” is hereby replaced with a reference to “each Borrower and its Restricted Subsidiaries (other than DNS)”, (iii) the phrase “Borrowers and their Subsidiaries” in the definition of “Fixed Charge Coverage Ratio” is hereby replaced with the phrase “Borrowers and their Restricted Subsidiaries (other than DNS)”, (iv) the phrase “Borrowers and their Subsidiaries determined on a consolidated basis in accordance with GAAP” in the definition of “Fixed Charges” is hereby replaced with “Borrowers and their Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP (excluding the Fixed Charges of DNS and any DNS Subsidiary)”, and (v) the phrase “each Borrower for such period, determined on a consolidated basis in accordance with GAAP” in the definition of “Interest Expense” is hereby replaced with the phrase “Borrowers and their Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding Interest Expense of DNS and any DNS Subsidiary)”. For the avoidance of doubt, each reference to “Borrowers’ cash” in the definition of “Liquidity” shall not include cash of any Subsidiary of any Borrower (other than a Subsidiary that is a Borrower).
(c)    Notwithstanding anything to the contrary in the Credit Agreements (including Sections 6.12 and 6.15), the Stock owned by DNS in each of Dasan Network Solutions Japan, Inc. and Dasan Vietnam Co., Ltd. shall not constitute “Collateral,” “Investment Related Property” or “Pledged Interests” for any purpose hereunder or thereunder nor be subject to any Lien granted to Lender thereunder so long as, with respect to each such Subsidiary, the revenue of such Subsidiary does not exceed $3,000,000 during any fiscal year.
2.2    Section 6.13 of the Credit Agreements. Section 6.13 of the Credit Agreements is amended to read in its entirety as follows:
“6.13    Material Contracts. Contemporaneously with the delivery of each Compliance Certificate pursuant to Section 6.1, provide Lender with copies of (a) each Material Contract of any Loan Party or any of its Restricted Subsidiaries entered into since the delivery of the previous Compliance Certificate, and (b) each material amendment or modification of any Material Contract of any Loan Party or any of its Restricted Subsidiaries entered into since the delivery of the previous Compliance Certificate. Borrower shall maintain all Material Contracts of any Loan Party or any of its Restricted Subsidiaries in full force and effect and shall not default in the payment or performance of its obligations thereunder, except in respect of a bona fide dispute as to such contract.”
2.3    Section 7.7 of the Credit Agreements. Clauses (b)(i) and (ii) of Section 7.7 of the Credit Agreements are hereby amended to read in their entirety as follows:
“(i)    any agreement, instrument, document, indenture, or other writing evidencing or concerning Permitted Indebtedness other than (A) the Obligations in accordance with this Agreement, (B) Permitted Intercompany Advances, and (C) Indebtedness permitted under clauses (c), (e), (f) and (k) of the definition of Permitted Indebtedness;
(ii)    any Material Contract of any Loan Party or its Restricted Subsidiary except to the extent that such amendment, modification, or change could not, individually or in the aggregate, reasonably be expected to be materially adverse to the interests of Lender; or”
2.4    Section 7.14 of the Credit Agreements. Section 7.14 of the Credit Agreements is amended to read in its entirety as follows:
“7.14    Limitation on Issuance of Stock. Except for the issuance or sale of (i) common stock or Permitted Preferred Stock by the Borrowers or the other Loan Parties and (ii) other Stock that is not Prohibited Preferred Stock by DASAN Zhone Solutions, Inc. as compensation to its employees, directors or consultants in the ordinary course of business, issue or sell or enter into any agreement or arrangement for the issuance and sale of any of their Stock; provided that, after giving effect to any issuance of Stock permitted under clause (ii) above, no such employee, director or consultant shall own more than 5% of the aggregate Stock of Dasan Zhone Solutions, Inc.”
2.5    Section 7.15 of the Credit Agreements. Section 7.15 of the Credit Agreements is amended to read in its entirety as follows:
“7.15    Consignments. Consign the Inventory of any Loan Party or its Restricted Subsidiaries or sell any such Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale, except as set forth on Schedule 7.15 to the Information Certificate.”
2.6    Section 9.9 of the Credit Agreements. Section 9.9 of the Credit Agreements is hereby amended to read in its entirety as follows:
“9.9    If the obligation of any Guarantor under a Guaranty is limited or terminated by operation of law or by such Guarantor (other than in accordance with the terms of this Agreement or the Guaranty), or if any Guarantor fails to perform any obligation under a Guaranty, or repudiates or revokes or purports to repudiate or revoke any obligation under a Guaranty, or any individual Guarantor dies or becomes incapacitated, or any other Guarantor ceases to exist for any reason;”
2.7    Schedule 1.1 to the Credit Agreements.
(a)    The following definition of “DNS Subsidiary” is hereby added in alphabetical order to Schedule 1.1 to the Credit Agreements:
““DNS Subsidiary” means any Subsidiary of DNS existing as of Seventh Amendment Effective Date.

(b)    The definition of “Guarantors” that appears in Schedule 1.1 to the Credit Agreements is hereby amended to read in its entirety as follows:
““Guarantors” means (a) Premisys Communications, Inc., a Delaware corporation, Zhone Technologies International, Inc., a Delaware corporation; Paradyne Networks, Inc., a Delaware corporation, Paradyne Corporation, a Delaware corporation, and DNS, and (b) each other Person that becomes a guarantor after the Closing Date pursuant to Section 6.15 of this Agreement, and “Guarantor” means any one of them.”
(c)    The definition of “Guaranty” that appears in Schedule 1.1 to the Credit Agreements is hereby amended to read in its entirety as follows:
““Guaranty” means any guaranty that may be executed and delivered from time to time by a Guarantor in favor of Lender in form and substance reasonably satisfactory to Lender.”
(d)    The following definition of “Restricted Subsidiary” is hereby added in alphabetical order to Schedule 1.1 to the Credit Agreements:
““Restricted Subsidiary” means any Subsidiary of a Loan Party other than a DNS Subsidiary.
(e)    The definition of “Permitted Indebtedness” that appears in Schedule 1.1 to the Credit Agreements is amended by deleting the “and” at the end of clause (i) thereof, replacing the “.” at the end of clause (j) thereof with “; and”, and adding a new clause (k) at the end thereof to read in its entirety as follows:
“(k)    Indebtedness of any DNS Subsidiary.”
(f)    The definition of “Permitted Liens” that appears in Schedule 1.1 to the Credit Agreements is amended by deleting the “and” at the end of clause (h) thereof, replacing the “.” at the end of clause (i) thereof with “; and”, and adding a new clause (j) at the end thereof to read in its entirety as follows:
“(j)    Liens of any DNS Subsidiary.”
(g)    The following definition of “Seventh Amendment Effective Date” is hereby added in alphabetical order to Schedule 1.1 to the Credit Agreements:
““Seventh Amendment Effective Date” means October 7, 2016.
2.8    Exhibit A to the Credit Agreements. Exhibit A to the Credit Agreements is hereby replaced in its entirety with Annex A attached to this Amendment.

2.9    Exhibit D to the Credit Agreements.
(a)    Clauses (b), (c) and (d) of Section 5.1 of Exhibit D to the Credit Agreements are amended to read in their entirety as follows:
“(b)    Set forth on Schedule 5.1(b) to the Information Certificate is a complete and accurate description of the authorized capital Stock of each Loan Party, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on Schedule 5.1(b) to the Information Certificate and other than Stock (that is not Prohibited Preferred Stock) issued by DASAN Zhone Solutions, Inc. as compensation to its employees, directors and consultants in the ordinary course of business, there are no subscriptions, options, warrants, or calls relating to any shares of any Loan Party’s capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. No Loan Party is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.
(c)    Set forth on Schedule 5.1(c) to the Information Certificate (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement), is a complete and accurate list of the Loan Parties’ direct and indirect Subsidiaries (excluding the Loan Parties themselves), showing: (i) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries, and (ii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by each Loan Party. All of the outstanding capital Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.
(d)    Except as set forth on Schedule 5.1(c) to the Information Certificate there are no subscriptions, options, warrants, or calls relating to any shares of any capital Stock of any Loan Party’s Subsidiaries (excluding the Loan Parties themselves), including any right of conversion or exchange under any outstanding security or other instrument. The Loan Party’s Subsidiaries (excluding the Loan Parties themselves) are not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of such Loan Party’s Subsidiaries’ capital Stock or any security convertible into or exchangeable for any such capital Stock.”
(b)    Section 5.17 of Exhibit D to the Credit Agreements is amended to read in its entirety as follows:
“5.17    Material Contracts. Set forth on Schedule 5.17 to the Information Certificate (as such Schedule may be updated from time to time in accordance herewith) is a reasonably detailed description of the Material Contracts of each Loan Party and its Restricted Subsidiaries as of the most recent date on which Borrowers provided their Compliance Certificate pursuant to Section 6.1; provided, however, that any Borrower may amend Schedule 5.17 to the Information Certificate to add additional Material

Contracts so long as such amendment occurs by written notice to Lender on the date that such Borrower provides its Compliance Certificate. Except for matters which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change, each Material Contract of each Loan Party and its Restricted Subsidiaries (other than those that have expired at the end of their normal terms) (a) is in full force and effect and is binding upon and enforceable against the applicable Loan Party or its Restricted Subsidiary and, to such Borrower’s knowledge, after due inquiry, each other Person that is a party thereto in accordance with its terms, (b) has not been otherwise amended or modified (other than amendments or modifications permitted by Section 7.7(b)), and (c) is not in default due to the action or inaction of the applicable Loan Party or its Restricted Subsidiary.”
(c)    Clause (c)(v) of Section 5.26 of Exhibit D to the Credit Agreements is amended to read in its entirety as follows:
“(v) to the extent required under Section 6, each Loan Party has delivered to and deposited with Lender all certificates representing the Pledged Interests owned by such Loan Party to the extent such Pledged Interests are represented by certificates, and undated powers (or other documents of transfer acceptable to Lender) endorsed in blank with respect to such certificates.”
2.10    Exhibit E to the Credit Agreements. Each Information Certificate dated March 13, 2012 attached as Exhibit E to the applicable Credit Agreement (each, an “Existing Information Certificate”) is hereby supplemented with the additional information attached hereto as Annex B, and such Existing Information Certificate, as so supplemented, shall constitute the Information Certificate for all purposes under the applicable Credit Agreement.
2.11    Schedule A-2 to the Credit Agreements. Schedule A-2 to the Credit Agreements is hereby replaced in its entirety with Annex C attached to this Amendment.
3.    No Other Changes. Except as explicitly amended by this Amendment or the other Loan Documents delivered in connection with this Amendment, all of the terms and conditions of the Credit Agreements and the other Loan Documents shall remain in full force and effect and shall apply to any advance or letter of credit thereunder. This Amendment shall be deemed to be a “Loan Document” (as defined in the Credit Agreements).
4.    Amendment Fee. [Intentionally Omitted].
5.    Conditions Precedent. This Amendment shall be effective when Lender shall have received a duly executed original of this Amendment, together with each of the following, each in substance and form acceptable to Lender in its reasonable discretion and duly executed by all relevant parties:
5.1    A Pledged Interests Addendum by DNS relating to a pledge of 65% of the outstanding voting Stock of Dasan Network Solutions, Inc., a company incorporated under the laws of Korea, and related stock certificates and stock powers;

5.2    Such forms and verifications as reasonably requested by Lender prior to the date of this Amendment as Lender may need to comply with the Patriot Act and any other regulatory or internal policies applicable to or mandated by Lender;
5.3    A perfected first priority security interest in the Collateral of DNS (subject to Permitted Liens), other than the deposit accounts described on Schedule 5.15 of the Information Certificate of DNS;
5.4    Certificates of Authority from the corporate secretaries of the Borrowers, Guarantors and DNS; and
5.5    The representations and warranties set forth in this Amendment must be true and correct.
6.    Post-Closing Covenant. By no later than January 31, 2017 (or such longer period as agreed to by Lender in its sole discretion), DNS shall close each deposit account described on Schedule 5.15 of the Information Certificate of DNS (and transfer all funds remaining in such deposit accounts to one or more deposit accounts maintained at Lender). The failure by DNS to comply with the foregoing covenant shall constitute an immediate Event of Default.
7.    Representations and Warranties. Borrowers, Guarantors and DNS hereby represent and warrant to Lender as follows:
7.1    Borrowers, Guarantors and DNS have all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of their obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by Borrowers, Guarantors and DNS and constitute the legal, valid and binding obligation of Borrowers, Guarantors and DNS, enforceable against Borrowers, Guarantors and DNS in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.
7.2    The execution, delivery and performance by Borrowers, Guarantors and DNS of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action on the part of Borrowers, Guarantors and DNS and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, other than authorizations, consents or approvals that have been obtained and are in full force and effect or as contemplated by Section 4.2, (ii) violate any material provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrowers, Guarantors or DNS, or the certificates or articles of incorporation or by-laws of Borrowers, Guarantors or DNS, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other Material Contract to which Borrowers, Guarantors or DNS are a party or by which Borrowers, Guarantors and DNS or their respective properties may be bound or affected, except to the extent that any such breach or default could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.

7.3    All of the representations and warranties contained in Section 5 and Exhibit D of the Credit Agreements are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties continue to be true and correct in all material respects as of such earlier date).
8.    References. All references in the Credit Agreements to “this Agreement” shall be deemed to refer to the Credit Agreements as amended hereby; and any and all references in the other Loan Documents to the Credit Agreements shall be deemed to refer to the Credit Agreements as amended hereby.
9.    No Waiver. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreements or a waiver of any breach, default or event of default under any Loan Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Amendment.
10.    Release. Borrowers, Guarantors and DNS hereby absolutely and unconditionally release and forever discharge Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents, attorneys, and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Borrowers, Guarantors or DNS have had, now have or have made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of the Borrowers, Guarantors and DNS in executing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified and in furtherance of this intention each of the Borrowers, Guarantors and DNS waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, which provides:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MIGHT HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”
The parties acknowledge that each may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.

11.    Costs and Expenses. Borrowers agree to pay all reasonable out-of-pocket fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrowers hereby agree that Lender may, at any time or from time to time in its sole discretion and without further authorization by Borrowers, make a loan to Borrowers under the Credit Agreements, or apply the proceeds of any loan, for the purpose of paying any such reasonable out-of-pocket fees, disbursements, costs and expenses.
12.    Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Transmission by facsimile or “pdf” file of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart. Any party hereto may request an original counterpart of any party delivering such electronic counterpart. This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with, and governed by, the laws of the State of California. In the event of any conflict between this Amendment and the Credit Agreements, the terms of this Amendment shall govern.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:

DASAN ZHONE SOLUTIONS, INC.
By: /s/ Kirk Misaka_______________________
Name: Kirk Misaka
Title: Chief Financial Officer

ZTI MERGER SUBSIDIARY III, INC.
By: /s/ Kirk Misaka_______________________
Name: Kirk Misaka
Title: Chief Financial Officer

[SIGNATURES CONTINUED ON NEXT PAGE]

WFB/Zhone
Joinder and Seventh Amendment to
Credit and Security Agreements

GUARANTORS:

PREMISYS COMMUNICATIONS, INC.
By: /s/ Kirk Misaka_______________________
Name: Kirk Misaka
Title: Chief Financial Officer

ZHONE TECHNOLOGIES INTERNATIONAL, INC.
By: /s/ Kirk Misaka_______________________
Name: Kirk Misaka
Title: Chief Financial Officer

PARADYNE NETWORKS, INC.
By: /s/ Kirk Misaka_______________________
Name: Kirk Misaka
Title: Chief Financial Officer

PARADYNE CORPORATION
By: /s/ Kirk Misaka_______________________
Name: Kirk Misaka
Title: Chief Financial Officer

DNS:

DASAN NETWORK SOLUTIONS, INC.
By: /s/ Kirk Misaka_______________________
Name: Kirk Misaka
Title: Chief Financial Officer

WFB/Zhone
Joinder and Seventh Amendment to
Credit and Security Agreements

LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Harry L. Joe______________________
Name: Harry L. Joe
Title: Authorized Signatory

WFB/Zhone
Joinder and Seventh Amendment to
Credit and Security Agreements

ANNEX A

EXHIBIT A

TO CREDIT AND SECURITY AGREEMENT
FORM OF COMPLIANCE CERTIFICATE

[on Borrower’s letterhead]

To:    Wells Fargo Bank, National Association
2450 Colorado Ave., Suite 3000W
Santa Monica, CA 90404
Attn: Relationship Manager—DASAN Zhone Solutions, Inc.

Re:    Compliance Certificate dated [        ], [___], 201[__]
Ladies and Gentlemen:
Reference is made to that certain Credit and Security Agreement [(Ex-Im Subfacility)] (the “Credit Agreement”) dated as of March 13, 2012, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, (“Lender”), and DASAN ZHONE SOLUTIONS, INC., and ZTI MERGER SUBSIDIARY III, INC. (the “Borrowers”), and PREMISYS COMMUNICATIONS, INC., ZHONE TECHNOLOGIES INTERNATIONAL, INC., PARADYNE NETWORKS, INC., and PARADYNE CORPORATION (the “Guarantors”). Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.
Pursuant to Schedule 6.1 of the Credit Agreement, the undersigned officer of DASAN Zhone Solutions, Inc., a Delaware corporation, hereby certifies, on behalf of itself and the other Borrowers and Guarantors, that:
1.    The financial information of Borrower and its Subsidiaries furnished to Lender pursuant to Section 6.1 of the Credit Agreement has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of Borrower and its Subsidiaries.
2.    Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Borrower and its Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Schedule 6.1 of the Credit Agreement.
3.    Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default.

4.    The representations and warranties of Borrower and its Subsidiaries set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent they relate to a specified date).
5.    Borrower and its Subsidiaries are in compliance with the applicable covenants contained in Section 8 of the Credit Agreement as demonstrated on Schedule 1 hereof.
IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this [_____] day of [_______________], 201[__].
DASAN ZHONE SOLUTIONS, INC.

By:
Name:
Title:

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

Financial Covenants

1.    Minimum Liquidity.
Borrowers’ Liquidity, as of ___________ ___, 201___ is $_____________, which [does/does not] satisfy the minimum Liquidity requirement set forth in Section 8(a) of the Credit Agreement for such test date.
2.    Minimum Excess Availability.
Excess Availability under this Agreement plus Excess Availability under the [Ex-Im Credit Agreement/Domestic Credit Agreement], as of ___________ ___, 201___ is $_____________, which [does/does not] satisfy the minimum requirement set forth in Section 8(b) of the Credit Agreement for such test date.
3.    Minimum EBITDA.
If, in accordance with Section 8(c) of the Credit Agreement, EBITDA is required to be tested, EBITDA, measured on a quarter-end basis for the ___ month period ending _________ ___, 20___, is $___________, which [is/is not] greater than or equal to the amount set forth in Section 8(c) of the Credit Agreement for the corresponding period.
4.    Minimum Fixed Charge Coverage Ratio.
If, in accordance with Section 8(d) of the Credit Agreement, the Fixed Charge Coverage Ratio is required to be tested, the Fixed Charge Coverage Ratio for the twelve-month period ending _________ ___, 20___ is _____ to 1.0, which [is/is not] greater than or equal to required minimum Fixed Charge Coverage Ratio of 1.20 to 1.0 set forth in Section 8(d) of the Credit Agreement for such period.

1 NOTE: only those financial covenants that are to be tested as of the Reporting Date, as provided in Section 8 of the Credit Agreement, should be included on this Schedule 1.
2 NOTE: select correct reference depending on whether this Schedule 1 is being used in connection with a Compliance Certificate that is submitted for the Domestic Credit Agreement or the Ex-Im Credit Agreement.

ANNEX B

Supplement to Information Certificate

[see attached]

ATTACHMENT TO EXHIBIT E

TO CREDIT AND SECURITY AGREEMENT

INFORMATION CERTIFICATE
OF
DASAN NETWORK SOLUTIONS, INC.

Dated: October 7, 2016

Wells Fargo Bank, National Association
2450 Colorado Ave., Suite 3000W
Santa Monica, CA 90404
Attn: Relationship Manager—DASAN Zhone Solutions, Inc.

In connection with the execution of that certain Joinder and Seventh Amendment to Credit and Security Agreements by Dasan Network Solutions, Inc., a California corporation (“DNS”), the Borrowers and other Guarantors party thereto and Wells Fargo Bank, National Association (“Lender”), DNS represents and warrants to Lender the following information about DNS and its Subsidiaries in connection with: (i) that certain Credit and Security Agreement, dated as of March 13, 2012 (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, the “Domestic Credit Agreement”), by and among Lender and the Borrowers and Guarantors party thereto and (ii) that certain Credit and Security Agreement (Ex-Im Subfacility), dated as of March 13, 2012 (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, the “Ex-Im Credit Agreement” and, together with the Domestic Credit Agreement, collectively, the “Credit Agreements”), by and among Lender and the Borrowers and Guarantors party thereto. Capitalized terms not specifically defined shall have the meaning set forth in the Credit Agreements.

1.
Attached as Schedule 5.1(b) is a complete and accurate description of (i) the authorized capital Stock of DNS, by class and, as of the Seventh Amendment Effective Date, a description of the number of shares of each such class that are issued and outstanding, (ii) all subscriptions, options, warrants or calls relating to any shares of DNS’ capital Stock, including any right of conversion or exchange under any outstanding security or other instrument; (iii) each stockholders’ agreement, restrictive agreement, voting agreement or similar agreement relating to any such capital Stock; and (iv) an organization chart of DNS and its Subsidiaries.

2.
Attached as Schedule 5.1(c) is a complete and accurate list of (i) DNS’ direct and indirect Subsidiaries, showing the number of shares of each class of common or preferred Stock authorized for each such Subsidiary and the number and percentage of outstanding shares, by class, that are owned, directly or indirectly, by DNS, as of the Seventh Amendment Effective Date, and (ii) all subscriptions, options, warrants or calls relating to any shares of any such Subsidiary’s capital Stock, including any right of conversion or exchange under any outstanding security or other instrument.

3.	DNS uses the following trade name(s) in the operation of its business (e.g. billing, advertising, etc.):

None.

4.	DNS is a registered organization of the following type:

DASAN NETWORK SOLUTIONS, INC. – a California corporation

Exhibit E

5.
The exact legal name (within the meaning of Section 9-503 of the Code) of DNS as set forth in its certificate of incorporation, organization or formation, or other public organic document, as amended to date, is set forth in Schedule 5.6(a).

6.	DNS is organized solely under the laws of the State set forth on Schedule 5.6(a). DNS is in good standing in the State of its organization.

7.	The chief executive office and mailing address of DNS is located at the address set forth on Schedule 5.6(b) hereto.

8.	The books and records of DNS (if any) pertaining to Accounts, contract rights, Inventory, and other assets are located at the addresses specified on Schedule 5.6(b).

9.	The identity and Federal Employer Identification Number of DNS and organizational identification number, if any, is set forth on Schedule 5.6(c).

10.	DNS does not have any Commercial Tort Claims, except as set forth on Schedule 5.6(d).

11.
There are no judgments, actions, suits, proceedings or other litigation pending by or against or threatened by or against DNS, any of its Subsidiaries or any of their respective officers or principals, in each case as of the Seventh Amendment Effective Date, except as set forth on Schedule 5.7(b).

12.	During the past five (5) years, the name as set forth in DNS’ organizational documentation filed of record with the applicable state authority has been changed as follows:

Dasan Network Solutions, Inc. has changed its name from Dasan Networks USA, Inc. to Dasan Solutions, Inc. on February 6, 2015, and from Dasan Solutions, Inc. to Dasan Network Solutions, Inc. on July 13, 2015.

13.	Since the date of its organization, DNS has made or entered into the following Acquisitions:

In 2015, DASAN’s communications network equipment businesses were spun off and incorporated as Dasan Network Solutions, Inc., a company incorporated under the laws of Korea (“DNS Korea”), which subsequently became a subsidiary of DNS.

In December 2015, DNS acquired a 69.06% interest in Dasan Network Solutions Japan, Inc.

On September 9, 2016, Dragon Acquisition Corporation merged with and into DNS, with DNS as the surviving corporation.

14.	DNS’ assets are owned and held free and clear of Liens (other than Permitted Liens and other than those certain Security Interests granted under the Credit Agreement), except as set forth below:
None.

15.	DNS and its Subsidiaries have been and remain in compliance with all Environmental Laws applicable to their business or operations except as set forth on Schedule 5.12.

16.
DNS does not have any Deposit Accounts, investment accounts, Securities Accounts or similar accounts with any bank, securities intermediary or other financial institution, except as set forth on Schedule 5.15 for the purposes and of the types indicated therein.

17.
DNS is not a party to or bound by a collective bargaining or similar agreement with any union, labor organization or other bargaining agent except as set forth below: (indicate date of agreement, parties to agreement, description of employees covered, and date of termination)

Exhibit E

None.

18.	Set forth on Schedule 5.17 is a reasonably detailed description of each Material Contract of DNS as of the Seventh Amendment Effective Date.

19.
Set forth on Schedule 5.19 is a true and complete list of all Indebtedness of DNS and its Subsidiaries outstanding as of September 30, 2016. DNS has no Indebtedness outstanding as of the Seventh Amendment Effective Date.

20.	DNS has not made any loans or advances or guaranteed or otherwise become liable for the obligations of any others (other than pursuant to a Guaranty), except as set forth below:

None.

21.	DNS does not have any Chattel Paper (whether tangible or electronic) or instruments as of the Seventh Amendment Effective Date, except as follows:

None.

23.	Schedule 5.26(a) sets forth all Real Property owned by DNS as of the Seventh Amendment Effective Date.

22.
DNS does not own or licenses any Trademarks, Patents, Copyrights or other Intellectual Property, and is not a party to any Intellectual Property License, in each case as of the Seventh Amendment Effective Date, except as set forth on Schedule 5.26(b) (indicate type of Intellectual Property and whether owned or licensed, registration number, date of registration, and, if licensed, the name and address of the licensor).

24.	The Inventory, Equipment and other goods of DNS are located only at the locations set forth on Schedule 5.29.

25.	DNS maintains Cash Management Services of a type and on terms reasonably satisfactory to Lender at one or more of the banks set forth on Schedule 6.12(j).

26.
As of the Seventh Amendment Effective Date, DNS has no delinquent taxes due (including, but not limited to, all payroll taxes, personal property taxes, real estate taxes or income taxes) except as follows:

None.

27.	Except as set forth on Schedule 7.15, DNS has no consignment, bill and hold, sale or return, sale on approval or conditional sale arrangements.

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Exhibit E

Lender shall be entitled to rely upon the foregoing in all respects and the undersigned is duly authorized to execute and deliver this Information Certificate on behalf of each Loan Party.

Very truly yours,

DASAN NETWORK SOLUTIONS, INC.

By:/s/ Kirk Misaka_______________________
Name: Kirk Misaka
Title: Chief Financial Officer

Exhibit E

Schedule 5.1(b)
TO INFORMATION CERTIFICATE

Capitalization of DNS
Organization Chart

(i):

Loan Party	Authorized Shares/Issued Shares	Holder	Type of Rights/Stock (common/preferred/option/ class)	Percent Interest (on a fully diluted basis)
DASAN NETWORK SOLUTIONS, INC.	100/10	DASAN Zhone Solutions, Inc.	Common	100%

(ii):    None.

(iii):    None.

(iv):

Schedule 5.1(b)

Schedule 5.1(c)
TO INFORMATION CERTIFICATE

Subsidiaries

(i)

Subsidiary	State or Other Jurisdiction of Incorporation or Organization	Authorized Shares/ Issued Shares Owned (Directly or Indirectly) By DNS	Percentage Ownership
Dasan Network Solutions, Inc.	Republic of Korea	1,000,000,000/10,000,000	100%
Dasan Network Solutions Japan, Inc.	Japan	24,640/6,400	69.06%
Dasan Vietnam Co., Ltd.	Vietnam	1/1	100%

(ii)    None.

Schedule 5.1(c)

Schedule 5.6(a)
TO INFORMATION CERTIFICATE

Exact Legal Name

Dasan Network Solutions, Inc.

Jurisdiction of Organization

Name	Jurisdiction of Organization
DASAN NETWORK SOLUTIONS, INC.	California

Schedule 5.6(b)

Schedule 5.6(b)
TO INFORMATION CERTIFICATE

Locations

Part 1 - Chief Executive Office and Mailing Address of DNS

7195 Oakport Street
Oakland, California 94621

Part 2 - Location of Books and Records of DNS

7195 Oakport Street
Oakland, California 94621

Schedule 5.6(b)

Schedule 5.6(c)
TO INFORMATION CERTIFICATE

Federal Employer Identification Number
Organizational Identification Number

Name	Organizational Identification Number
DASAN NETWORK SOLUTIONS, INC.	FEIN: 27-3063221 California ID: C3303680
.

Schedule 5.6(c)

Schedule 5.6(d)
TO INFORMATION CERTIFICATE

Commercial Tort Claims

None.

Schedule 5.6(d)

Schedule 5.7(b)
TO INFORMATION CERTIFICATE

Judgments/ Pending Litigation

None.

Schedule 5.7(b)

Schedule 5.12
TO INFORMATION CERTIFICATE

Environmental Compliance

None.

Schedule 5.7(b)

Schedule 5.15
TO INFORMATION CERTIFICATE

Deposit Accounts; Investment Accounts

Part 1 - Deposit Accounts

Name and Address of Bank	Loan Party	Account No.(1)	Purpose∗
Bank of America - Dasan Network Solutions	Dasan Network Solutions, Inc.	3340 4679 4814	Not in use
Bank of America - Dasan Solutions	Dasan Network Solutions, Inc.	3340 4446 5896	Not in use
Bank of America - Sales (9987)	Dasan Network Solutions, Inc.	3340 4109 9987	Payments to suppliers and vendors
Bank of America - Dasan Main Account	Dasan Network Solutions, Inc.	0012 6287 3420	Payment of operational expenses, payroll and benefits, & office expenses
Bank of America - Busi. Interest Maximizer	Dasan Network Solutions, Inc.	0012 6287 3449	Not in use
Bank of America - Business Checking	Dasan Network Solutions, Inc.	4815 8810 0437 8832	Not in use

(1) The aggregate account balance for the accounts listed above as of September 30, 2016 was less than $300,000.

Part 2 - Investment and Other Accounts

None.

*
For “Purpose” indicate either: “collection account” if proceeds of receivables or other assets are deposited in it, and note “lockbox” if it is subject to lockbox servicing arrangements with the applicable bank or “disbursement account” if it is a checking account or account used for transferring funds to third parties and note if it is used for a specific purpose, e.g., “payroll”, “medical”, “insurance”, “escrow” etc. Also, please note any “zero balance” or other automatic sweep or investment accounts.

Schedule 5.15

Schedule 5.17
TO INFORMATION CERTIFICATE

Material Contracts

None.

Schedule 5.17

Schedule 5.19
TO INFORMATION CERTIFICATE

Existing Indebtedness

Obligor	Bank or Financial Institution	Type of Indebtedness	Facility size	Principal Amount Outstanding as of September 30, 2016
DNS Korea	Industrial Bank of Korea, Bundang Sunaeyeok Branch, 216, Hwangsaeul-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea	B2B payment	KRW 3,000,000,000	KRW 703,775,563
		Employee loans secured by DNS Korea deposit	KRW 1,600,000,000	KRW 711,065,375
		Letter of credit facility	USD 7,000,000	USD 3,728,783.55
DNS Korea	Shinhan Bank, Gwanggyo Corporate Finance Center, 54, Cheonggyecheon-ro, Jung-gu, Seoul, Korea	B2B payment	KRW 6,000,000,000	KRW 1,092,547,359
		Short-term loans	KRW 4,000,000,000	KRW 4,000,000,000
		Discounting of bills	Not applicable	USD 3,100,000
DNS Korea	NH Bank, Eunhaeng-dong Branch, 469, Sanseong-daero, Sujeong-gu, Seongnam-si, Gyeonggi-do, Korea	B2B payment	KRW 1,000,000,000	-
		Letter of credit facility	USD 5,000,000	USD 2,544,809.17
DNS Korea	The Export-Import Bank of Korea, 38, Eunhaeng-ro, Yeongdeungpo-gu, Seoul, Korea	Revolving line of credit	KRW 9,000,000,000	KRW 9,000,000,000
DNS Korea	KEB Hanabank, Sunaedong Branch, 12, Sunae-ro 46beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea	Revolving line of credit	USD 4,000,000	JPY 408,100,000(1)
		Issuance of guaranty bonds	Not applicable	EUR 56,653.67
DNS Korea	State bank of India, Seoul Branch, 20th Floor, Kyobo Life Building, Jongno 1-ga , Jongno-gu , Seoul, Korea	Issuance of guaranty bonds	Not applicable	INR 5,000,000
DNS Korea	Samsung Futures, 67, Sejong-daero, Jung-gu, Seoul, Korea	Hedging arrangements	Not applicable	USD 10,400,000 and JPY 132,000,000

(1) Although facility size is denominated in USD, DNS Korea may borrow in other currencies.

Schedule 5.7(b)

Schedule 5.26(a)
TO INFORMATION CERTIFICATE

Owned Real Estate

None.

Schedule 5.26(a)

Schedule 5.26(b)
TO INFORMATION CERTIFICATE

Intellectual Property

None.

Schedule 5.26

Schedule 5.29
TO INFORMATION CERTIFICATE

Locations of Inventory and Equipment

Locations of Inventory, Equipment and Other Assets

Address	Owned/Leased/Third Party∗	Name/Address of Lessor or Third Party, as Applicable
7195 Oakport Street Oakland, California	Leased	LBA Realty, LLC
4400 College Blvd. Suite# 325, Overland Park, KS 66211 (1)	Third Party	Dixon Lumber Company, P.O. Box 907, Galax, VA 24333
800 Atlanta South Parkway # 100, College Park, GA 30349 (2)	Third Party	Top Trans Logistics, LLC.
7340 Bryan Dairy Road, Largo, Florida 33777	Leased	BACM 2005-3 BRYAN DAIRY INDUSTRIAL, LLC 1601 Washington Avenue, Suite 700 Miami Beach, Florida 33139
1317, Jungwon-daero, Janghowon-eup, Icheon-si, Gyeonggi-do, Korea	Third Party	Dasan Networks Inc.
49, Daewangpangyo-ro 644beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea	Third Party	Dasan Networks Inc.

(1) Kansas location currently contains office furniture and demo equipment.
(2) Atlanta warehouse currently contains approximately $400,000 of inventory which is in the process of being moved to DASAN Zhone Solutions, Inc.’s facility in Largo, Florida.

* Indicate in this column next to applicable address whether the locations is owned by the Company, leased by the Company or owned and operated by a third party (e.g., warehouse, processor, consignee, etc.)

Schedule 5.29

Schedule 6.12(j)
TO INFORMATION CERTIFICATE

Collection Account Bank

See Schedule 5.15 to Information Certificate.

Schedule 6.12(j)

Schedule 7.15
TO INFORMATION CERTIFICATE

Consignment, Bill and Hold, Sale or Return, Sale on Approval or Conditional Sale Arrangements
None.

Schedule 7.15

US-DOCS\70943621.7

Schedule 7.16
TO INFORMATION CERTIFICATE

Inventory With Bailee, Warehouseman, Processor, etc.

None.

ANNEX C

Schedule A-2

TO CREDIT AND SECURITY AGREEMENT

Authorized Person

NAME                        TITLE

Kirk Misaka	Chief Financial Officer
James Norrod	Co-Chief Executive Officer
Katheryn Root	Assistant Controller